Exhibit 10.5

AMENDED AND RESTATED PROXY AGREEMENT AND POWER OF ATTORNEY

This Amended and Restated Proxy Agreement and Power of Attorney (this “Agreement”) is entered into as of December 17, 2018 by and among the following parties:

(1)	Hangzhou Yunchuang Gongxiang Network Technology Co., Ltd. (the “WFOE”), a domestic company registered in the People’s Republic of China (“China” or the “PRC”), under the laws of the PRC;

(2)	Yunji Sharing Technology Co., Ltd. (the “Company”), a domestic company registered in China, under the laws of the PRC;

(3)	Daqiao Network Technology (Hangzhou) Co., Ltd., a limited liability company established under the laws of the PRC;

(4)	Hangzhou Yuepeng Trading Co., Ltd., a limited liability company established under the laws of the PRC;

(5)

Deqing Jijie Investment Management Partnership (Limited Partnership), a limited liability partnership enterprise established under the laws of the PRC (together with Daqiao Network Technology (Hangzhou) Co., Ltd., Hangzhou Yuepeng Trading Co., Ltd., the “Shareholders”).

(Each of the WFOE, the Company, and each of the Shareholders, a “Party”, and collectively, the “Parties”.)

RECITALS

(A)	WHEREAS, the Shareholders collectively hold 100% equity interests in the Company.

(B)

WHEREAS, the WFOE and the Company have entered into an amended and restated exclusive service agreement dated December 17, 2018 (the “Service Agreement”), pursuant to which the Company shall pay service fees to the WFOE for the service provided by it.

(C)	WHEREAS, the WOFE, the Company, and the Shareholders have entered into an amended and restated equity pledge agreement dated December 17, 2018 (the “Equity Pledge Agreement”).

(D)	WHEREAS, The WFOE, the Company, and the Shareholders have entered into an amended and restated exclusive option agreement dated December 17, 2018 (the “Exclusive Option Agreement”).

NOW, THEREFORE, the Parties hereby agree as follows:

AGREEMENT

Section 1

The Shareholders hereby irrevocably appoint the WFOE as their Attorney-in-Fact (the “Attorney-in-Fact,” which shall include any substitute attorney-in-fact appointed pursuant to this Agreement) to exercise on its behalf any and all rights that such Shareholder has in respect of its equity interests in the Company conferred by relevant laws and regulations and the articles of association of the Company, including without limitation, the following rights (collectively, the “Shareholder Rights”):

(a)	to call and attend shareholders’ meeting of the Company;

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(b)	to execute and deliver any and all written resolutions in the name and on behalf of the Shareholders;

(c)

to vote by himself/herself or by proxy on any matters discussed on shareholders’ meetings, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of the Company;

(d)	to sell, transfer, pledge or dispose of any or all of the equity interests in the Company;

(e)	to nominate, appoint or remove the directors of the Company when necessary;

(f)	to oversee the economic performance of the Company;

(g)	to have full access to the financial information of the Company at any time;

(h)

to file any shareholder lawsuits or take other legal actions against the Company’s directors or senior management members when such directors or members are acting to the detriment of the interest of the Company or its Shareholder(s);

(i)	to approve annual budgets or declare dividends; and

(j)	any other rights conferred by the articles of association of the Company or the relevant laws and regulations on the Shareholders.

Each Shareholder further agrees and undertakes that without the WFOE’s prior written consent, he/she shall not exercise any of the Shareholder Rights.

Section 2

The WFOE agrees to accept the appointment as an Attorney-in-Fact. In addition, the WFOE has the right to appoint, at its sole discretion, a substitute or substitutes to perform any or all of its rights of the Attorney-in-Fact under this Agreement, and to revoke the appointment of such substitute or substitutes. The WFOE has the right to make such appointment or revocation of such appointment without prior notice to the Company or Shareholders or any consent or instruction from the Company or Shareholders.

Section 3

The Company confirms, acknowledges and agrees to the appointment of the Attorney-in-Fact to exercise any and all of the Shareholder Rights on behalf of the Shareholders. The Company further confirms and acknowledges that any and all acts done or to be done, decisions made or to be made, and instruments or other documents executed or to be executed by the Attorney-in-Fact, shall therefore be as valid and effective as if it is done, made or executed by the Shareholders.

Section 4

(a) Each Shareholder hereby acknowledges that, if the Shareholder increases its equity interest in the Company, whether by subscribing additional amount of equity interests or otherwise, any such additional equity interests acquired by the Shareholder shall be automatically subject to this Agreement and the Attorney-in-Fact shall have the right to exercise the Shareholder Rights as described in Section 1 hereunder with respect to such additional equity interests on behalf of the Shareholder. Likewise, if the Shareholder’s equity interest in the Company is transferred to any other party, whether by voluntary transfer, judicial sale, foreclosure sale, or otherwise, any such equity interest in the Company so transferred remains subject to this Agreement and the Attorney-in-Fact shall continue to have the right to exercise the Shareholder Rights with respect to such equity interest in the Company so transferred.

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(b) Furthermore, for the avoidance of any doubt, if any equity transfer to the WFOE, or its affiliates is contemplated under any Exclusive Option Agreement and Equity Pledge Agreement(s) that the Shareholders enters into for the benefits of the WFOE, or its designees (as the same may be amended from time to time), the Attorney-in-Fact shall, on behalf of the Shareholders, have the right to sign the equity transfer agreement and other relevant agreements and to perform the Exclusive Option Agreement and the Equity Pledge Agreement(s). If required by the WFOE, the Shareholders shall sign any documents and fix the chops and/or seals thereon and the Shareholders shall take any other actions as necessary for purposes of consummation of the aforesaid equity transfer. The Shareholders shall ensure that such equity transfer be consummated and any transferee shall sign an agreement with the WFOE in a form substantially the same as this Agreement for the same purposes hereof.

Section 5

Each Shareholder further agrees, and undertakes to the WFOE that, if the Shareholders receive any dividends, interest, any other forms of capital distributions, residual assets upon liquidation, or proceeds or consideration from the transfer of equity interest as a result of, or in connection with, such Shareholders’ equity interests in the Company, the Shareholder shall, to the extent permitted by applicable laws, remit all such dividends, interest, capital distributions, assets, proceeds or consideration to the WFOE without any compensation.

Section 6

Each Shareholder hereby authorizes the Attorney-in-Fact to exercise the Shareholder Rights according to its own judgment without any oral or written instruction from the Shareholders. Each Shareholder undertakes to ratify any acts which the Attorney-in-Fact or any substitutes or agents appointed by the Attorney-in-Fact may lawfully do or cause to be done by the Shareholders pursuant to this Agreement.

Section 7

This Agreement shall become effective as of the date hereof when it is duly executed by the Parties’ authorized representatives and shall remain effective as long as the Company exists. The Shareholders shall not have the rights to revise or terminate this Agreement or revoke the appointment of the Attorney-in-Fact without the prior written consent of the WFOE. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their successors and assignees.

Section 8

This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and replace the proxy agreement and power of attorney entered into by and among the Parties on April 16, 2018.

Section 9

This Agreement shall be construed in accordance with and governed by the laws of the China.

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Section 10

Any dispute arising from or in connection with this Agreement shall be submitted to China International Economic and Trade Arbitration Commission (CIETAC) for arbitration which shall be conducted in accordance with the CIETAC’s arbitration rules in effect at the time of applying for arbitration. The arbitral award is final and binding upon all Parties. The place of arbitration shall be in Beijing.

Section 11

This Agreement shall be executed in five originals by all Parties, with each Party keeping one original. All originals shall have the same legal effect. The Agreement may be executed in one or more counterparts.

[Signature pages follow]

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

Hangzhou Yunchuang Gongxiang Network Technology Co., Ltd.

(/s/ Seal of Hangzhou Yunchuang Gongxiang Network Technology Co., Ltd.)

Signature:	/s/ XIAO Shanglue
Name:	XIAO Shanglue
Position:	Legal Representative

Signature page to the Amended and Restated Proxy Agreement and Power of Attorney

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

Yunji Sharing Technology Co., Ltd.

(/s/ Seal of Yunji Sharing Technology Co., Ltd.)

Signature:	/s/ XIAO Shanglue
Name:	XIAO Shanglue
Position:	Legal Representative

Signature page to the Amended and Restated Proxy Agreement and Power of Attorney

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

Daqiao Network Technology (Hangzhou) Co., Ltd.

(/s/ Seal of Daqiao Network Technology (Hangzhou) Co., Ltd.)

Signature:	/s/ XIAO Shanglue
Name:	XIAO Shanglue
Position:	Legal Representative

Signature page to the Amended and Restated Proxy Agreement and Power of Attorney

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

Hangzhou Yuepeng Trading Co., Ltd.

(/s/ Seal of Hangzhou Yuepeng Trading Co., Ltd.)

Signature:	/s/ XIAO Shanglue
Name:	XIAO Shanglue
Position:	Legal Representative

Signature page to the Amended and Restated Proxy Agreement and Power of Attorney

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

Deqing Jijie Investment Management Partnership (Limited Partnership)

(/s/ Seal of Deqing Jijie Investment Management Partnership (Limited Partnership))

Signature:	/s/ XIAO Shanglue
Name:	XIAO Shanglue
Position:	Authorized Representative

Signature page to the Amended and Restated Proxy Agreement and Power of Attorney

Power of Attorney

The undersigned, Daqiao Network Technology (Hangzhou) Co., Ltd., a limited liability company established under the laws of the PRC and a holder of 65.5346% of the registered capital (corresponding to the capital contribution of 22,190,000 RMB) in Yunji Sharing Technology Co., Ltd. (the “Company”) (“My Shareholding”), as of December 17, 2018, hereby irrevocably authorize Hangzhou Yunchuang Gongxiang Network Technology Co., Ltd. (the “WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) to execute and deliver any and all written resolutions in the name and on behalf of the Shareholders; 2) to vote by itself or by proxy on any matters discussed on shareholders’ meetings, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of the Company; 3) to sell, transfer, pledge or dispose of any or all of the equity interests in the Company; 4) nominate, appoint or remove the directors of the Company when necessary; 5) to oversee the economic performance of the Company; 6) to have full access to the financial information of the Company at any time; 7) to file any shareholder lawsuits or take other legal actions against the Company’s directors or senior management members when such directors or members are acting to the detriment of the interest of the Company or its Shareholder(s); 8) to approve annual budgets or declare dividends; and 9) any other rights conferred by the articles of association of the Company and/or the relevant laws and regulations on the Shareholders.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to perform the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. The WFOE has the right to make the aforesaid actions according to its own judgment without my prior consent. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

Provided that I am a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously effective as of the date of execution, unless written instructions to the contrary are given by the WFOE. Once the WFOE notice me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the entrustment and authorization under this Power of Attorney, and immediately sign a power of attorney in the same format as this Power of Attorney to authorize the same right as provided under this Power of Attorney to other persons nominated by the WFOE.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

[Signature page follow]

[Signature page to Power of Attorney]

Daqiao Network Technology (Hangzhou) Co., Ltd.

(/s/ Seal of Daqiao Network Technology (Hangzhou) Co., Ltd.)

Signature:	/s/ XIAO Shanglue
Name:	XIAO Shanglue
Title:	Legal Representative

Power of Attorney

The undersigned, Hangzhou Yuepeng Trading Co., Ltd., a limited liability company established under the laws of the PRC and a holder of 28.0862% of the registered capital (corresponding to the capital contribution of 9,510,000 RMB) in Yunji Sharing Technology Co., Ltd. (the “Company”) (“My Shareholding”), as of December 17, 2018, hereby irrevocably authorize Hangzhou Yunchuang Gongxiang Network Technology Co., Ltd. (the “WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) to execute and deliver any and all written resolutions in the name and on behalf of the Shareholders; 2) to vote by itself or by proxy on any matters discussed on shareholders’ meetings, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of the Company; 3) to sell, transfer, pledge or dispose of any or all of the equity interests in the Company; 4) nominate, appoint or remove the directors of the Company when necessary; 5) to oversee the economic performance of the Company; 6) to have full access to the financial information of the Company at any time; 7) to file any shareholder lawsuits or take other legal actions against the Company’s directors or senior management members when such directors or members are acting to the detriment of the interest of the Company or its Shareholder(s); 8) to approve annual budgets or declare dividends; and 9) any other rights conferred by the articles of association of the Company and/or the relevant laws and regulations on the Shareholders.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to perform the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. The WFOE has the right to make the aforesaid actions according to its own judgment without my prior consent. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

Provided that I am a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously effective as of the date of execution, unless written instructions to the contrary are given by the WFOE. Once the WFOE notice me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the entrustment and authorization under this Power of Attorney, and immediately sign a power of attorney in the same format as this Power of Attorney to authorize the same right as provided under this Power of Attorney to other persons nominated by the WFOE.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

[Signature page follow]

[Signature page to Power of Attorney]

Hangzhou Yuepeng Trading Co., Ltd.

(/s/ Seal of Hangzhou Yuepeng Trading Co., Ltd.)

Signature:	/s/ XIAO Shanglue
Name:	XIAO Shanglue
Title:	Legal Representative

Power of Attorney

The undersigned, Deqing Jijie Investment Management Partnership (Limited Partnership), a limited liability partnership enterprise established under the laws of the PRC and a holder of 6.3792% of the registered capital (corresponding to the capital contribution of 2,160,000 RMB) in Yunji Sharing Technology Co., Ltd. (the “Company”) (“My Shareholding”), as of December 17, 2018, hereby irrevocably authorize Hangzhou Yunchuang Gongxiang Network Technology Co., Ltd. (the “WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) to execute and deliver any and all written resolutions in the name and on behalf of the Shareholders; 2) to vote by itself or by proxy on any matters discussed on shareholders’ meetings, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of the Company; 3) to sell, transfer, pledge or dispose of any or all of the equity interests in the Company; 4) nominate, appoint or remove the directors of the Company when necessary; 5) to oversee the economic performance of the Company; 6) to have full access to the financial information of the Company at any time; 7) to file any shareholder lawsuits or take other legal actions against the Company’s directors or senior management members when such directors or members are acting to the detriment of the interest of the Company or its Shareholder(s); 8) to approve annual budgets or declare dividends; and 9) any other rights conferred by the articles of association of the Company and/or the relevant laws and regulations on the Shareholders.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to perform the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. The WFOE has the right to make the aforesaid actions according to its own judgment without my prior consent. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

Provided that I am a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously effective as of the date of execution, unless written instructions to the contrary are given by the WFOE. Once the WFOE notice me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the entrustment and authorization under this Power of Attorney, and immediately sign a power of attorney in the same format as this Power of Attorney to authorize the same right as provided under this Power of Attorney to other persons nominated by the WFOE.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

[Signature page follow]

[Signature page to Power of Attorney]

Deqing Jijie Investment Management Partnership (Limited Partnership)

(/s/ Seal of Deqing Jijie Investment Management Partnership (Limited Partnership))

Signature:	/s/ XIAO Shanglue
Name:	XIAO Shanglue
Title:	Authorized Representative